SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  September 25, 2000



DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the Pooling and Servicing Agreement, dated June 1, 2000, providing for the issuance of the DLJ ABS Trust Series 2000-2 Mortgage Pass-Through Certificates, Series 2000-2).

                        DLJ MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-06                13-3460894
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o Donaldson Lufkin & Jenrette
277 Park Avenue, 9th Floor
New York, New York                                                10172
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 839-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's DLJ ABS Trust 2000-2 Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Agreement"), among DLJ Mortgage Acceptance Corp, as the depositor (the "Depositor"), PNC Mortgage Securities Corp., as a seller and servicer (a "Seller and Servicer"), DLJ Mortgage Capital, Inc., as a seller (a "Seller"), Greenpoint Mortgage Funding, Inc., as a seller (a "Seller"), Calmco Servicing, L.P., as a servicer and special servicer (a "Servicer and Special Servicer"), Countrywide Home Loans, Inc., as a servicer (a "Servicer"), Downey Savings and Loan Association, F.A., as a servicer (a "Servicer") and The Chase Manhattan Bank as the trustee (the "Trustee").

     On September 25, 2000, distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2000, as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: December 12, 2000              By:   /s/ Thomas M. Britt
                                           Thomas M. Britt
                                           Trust Officer

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on September 25, 2000

                                  Exhibit 99.1

              Monthly Certificateholder Statement on September 25, 2000



                                               DLJ ABS TRUST 2000-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 September 25, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

           ORIGINAL               PRIOR                                                                               CURRENT
           FACE                   PRINCIPAL                                                 REALIZED   DEFFERED       PRINCIPAL
CLASS      VALUE                  BALANCE      PRINCIPAL       INTEREST          TOTAL      LOSSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1      100,000,000.00     98,174,605.40    1,691,499.41     589,238.53     2,280,737.94      0.00       0.00      96,483,105.99
A2       60,402,000.00     59,299,425.16    1,021,699.47     357,954.39     1,379,653.86      0.00       0.00      58,277,725.69
M1       12,889,000.00     12,889,000.00            0.00      80,688.72        80,688.72      0.00       0.00      12,889,000.00
M2        8,593,000.00      8,593,000.00            0.00      57,124.35        57,124.35      0.00       0.00       8,593,000.00
B         8,116,000.00      8,116,000.00            0.00      62,339.90        62,339.90      0.00       0.00       8,116,000.00
R                50.00              0.00            0.00           0.00             0.00      0.00       0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  190,000,050.00    187,072,030.56    2,713,198.88   1,147,345.89     3,860,544.77      0.00       0.00     184,358,831.68
-----------------------------------------------------------------------------------------------------------------------------------
P       190,000,000.00    190,000,000.00            0.00           0.00             0.00      0.00       0.00     190,000,000.00
X       190,000,000.00    190,000,000.00            0.00           0.00             0.00      0.00       0.00     190,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------




             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                     PRIOR                                                               CURRENT                        CURRENT
                     PRINCIPAL                                                           PRINCIPAL                      PASS-THRU
CLASS     CUSIP      FACTOR            PRINCIPAL     INTEREST            TOTAL           FACTOR         CLASS           RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1      23321P6P8      981.74605400     16.91499410   5.89238530      22.80737940      964.83105990     A1              6.970000%
A2      23321P6Q6      981.74605410     16.91499404   5.92620095      22.84119499      964.83106006     A2              7.010000%
M1      23321P6R4    1,000.00000000      0.00000000   6.26027776       6.26027776    1,000.00000000     M1              7.270000%
M2      23321P6S2    1,000.00000000      0.00000000   6.64777726       6.64777726    1,000.00000000     M2              7.720000%
B       23321P6T0    1,000.00000000      0.00000000   7.68111138       7.68111138    1,000.00000000     B               8.920000%
R       23321P6U7        0.00000000      0.00000000   0.00000000       0.00000000        0.00000000     R               7.010000%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                 984.58937542     14.27999035   6.03866099      20.31865134      970.30938508
-----------------------------------------------------------------------------------------------------------------------------------
P       23321P6V5    1,000.00000000      0.00000000   0.00000000       0.00000000     1,000.00000000    P               0.000000%
X       23321P6W3    1,000.00000000      0.00000000   0.00000000       0.00000000     1,000.00000000    X               0.000000%
-----------------------------------------------------------------------------------------------------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                                THOMAS BRITT
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                      TEL:  212/946-3228 / FAX: 212/946-8302
                            EMAIL: THOMAS.BRITT@CHASE.COM


                                               DLJ ABS TRUST 2000-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   September 25, 2000
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.05 (i)           Scheduled Principal                                                     86,772.38
                        Principal Prepayments                                                2,381,877.46

Sec. 4.05 (ii)          Class A1 Carryforward Interest Amount                                        0.00
                        Class A2 Carryforward Interest Amount                                        0.00
                        Class M1 Carryforward Interest Amount                                        0.00
                        Class M2 Carryforward Interest Amount                                        0.00
                        Class B Carryforward Interest Amount                                         0.00
                        Class R Carryforward Interest Amount                                         0.00

Sec. 4.05 (iii)         Class A1 Basis Risk Shortfall                                                0.00
                        Class A2 Basis Risk Shortfall                                                0.00
                        Class M1 Basis Risk Shortfall                                                0.00
                        Class M2 Basis Risk Shortfall                                                0.00
                        Class B Basis Risk Shortfall                                                 0.00
                        Class R Basis Risk Shortfall                                                 0.00

Sec. 4.05 (iv)          Aggregate Collateral Balance                                       186,234,676.38

Sec. 4.05 (v)           Aggregate Loan Balance                                             150,909,522.13

Sec. 4.05 (vi)          Servicing Fee (Including Excess Servicing Fee)                          68,083.09

Sec. 4.05 (viii)        Advances for current month                                                   0.00

                        Aggregate Advances Outstanding                                               0.00

Sec. 4.05 (ix)          DELINQUENCY INFORMATION

                        Delinquency Listing

                        Number of Loans 1 - 30 Days Delinquent                                          8
                        Balance of Loans 1 - 30 Days Delinquent                              1,235,398.12
                        Number of Loans 31 - 61 Days Delinquent                                         5
                        Balance of Loans 31 - 61 Days Delinquent                               696,410.55
                        Number of Loans 61 - 90 Days Delinquent                                         1
                        Balance of Loans 61 - 90 Days Delinquent                               347,149.47
                        Number of Loans 91+ Days Delinquent                                             0
                        Balance of Loans 91+ Days Delinquent                                         0.00

Loans in Foreclosure
                                                   GROUP TOTALS
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                                               DLJ ABS TRUST 2000-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 September 25, 2000
-----------------------------------------------------------------------------------------------------------------------------------

Bankruptcy
                                                   GROUP 1
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                                                   GROUP 2
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------


Sec. 4.05 (x)           Number of Prepayment Penalties                                                    0
                        Balance of Prepayment Penalties                                                0.00

Sec. 4.05 (xi)          Rolling Three Month Dellnquency Rate                                           0.00%
                        If there's a Cumulative Loss Event, Cumulative Loss Event = 1, otherwise, 0       0

Sec. 4.05 (xiii)        Total Number of REO Loans                                                         0
                        Total Balance of REO Loans                                                     0.00

Sec. 4.05 (xiv)         Current Realized Losses                                                        0.00
                        Cumulative Realized Losses                                                     0.00

Sec. 4.05 (xv)          Pre-funding Account                                                   35,325,154.25

Sec. 4.05 (xvi)         Capitalized Interest Amount                                               53,761.84

Sec. 4.05 (xvii)        Weighted Average Term to Maturity of Mortgage Loans                          342.00




                                                                (c) copyright 2000, Chase Manhattan Corporation
